Other Assets - Schedule of Other Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Disclosure - Other Assets - Schedule of Other Assets (Detail) [Line Items]
Accrued interest receivable, net	$ 1,965	$ 1,663
Benefit and insurance-related investments	481	488
Derivatives at fair value	438	534
Income tax asset, net current and deferred	380	725
Fixed assets, net	156	160
Accounts receivable	108	95
Other loans, net	59	148
Other	438	380
Total	$ 4,025	$ 4,193